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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SIRVA, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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To our Stockholders:

        On behalf of the Board of Directors, I am pleased to invite you to attend the first annual meeting of stockholders of SIRVA, Inc. as a public company. The meeting will be held on Thursday, May 27, 2004 at 10:30 a.m., Eastern Daylight Time, at the Waldorf Towers in New York City for the following purposes: (i) to elect three Class I directors of the Company as described in the accompanying Proxy Statement; (ii) to ratify the Audit Committee's appointment of PricewaterhouseCoopers LLP, certified public accountants, as the independent auditors for the 2004 fiscal year; and (iii) to consider such other business as may properly come before the meeting.

        I urge you to participate in SIRVA, Inc.'s annual meeting by signing, dating and promptly mailing your enclosed proxy card. Your vote is important, whether or not you plan to attend. You also may vote over the Internet, as well as by telephone, should you prefer. Voting over the Internet, by phone or by written proxy will ensure your representation at the annual meeting regardless of whether you attend in person. Please review the instructions on the proxy or voting instruction card regarding each of these voting options. Regardless of the size of your investment, your vote is important, so please act at your earliest convenience.

        Thank you for your ongoing support of and continued interest in SIRVA, Inc.

Sincerely,

James W. Rogers
Chairman of the Board

2004 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders of SIRVA, Inc.	1
Questions and Answers About the Proxy Materials and the Annual Meeting	2
Proposals To Be Voted On:
Proposal No. 1: Election of Directors	7
Proposal No. 2: Ratification of Independent Auditors	11
Board Structure and Corporate Governance Principles	12
Director Compensation Arrangements	16
Management	17
Security Ownership of Certain Beneficial Owners and Management	19
Executive Compensation	22
Certain Relationships and Related Transactions	26
Report of the Compensation Committee of the Board of Directors on Executive Compensation	29
Audit Committee Report	32
Stock Price Performance Graph	35
Appendix A: Amended and Restated Audit Committee Charter	A-1

i

SIRVA, INC.
700 Oakmont Lane
Westmont, Illinois 60559
(630) 570-3000
Notice of Annual Meeting of Stockholders of SIRVA, Inc.

Time and Date	10:30 a.m. Eastern Daylight Time on Thursday, May 27, 2004
Place	Waldorf Towers, 100 East 50th Street, New York, New York 10022.
Items of Business	(1) To elect three Class I directors.
(2) To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2004.
(3) To consider such other business as may properly come before the meeting.
Adjournments and Postponements
Any action on the items of business described above may be considered at the annual meeting at the time and/or the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
Record Date	You are entitled to notice of and vote at the annual meeting and any adjournments or postponements thereof if you were a stockholder at the close of business on April 1, 2004.
Annual Meeting Admission
The annual meeting will begin promptly at 10:30 a.m. In order to avoid any disruption for those in attendance, latecomers will not be seated. Please note that no cameras or recording devices will be permitted at the meeting. For your safety, we reserve the right to inspect all packages prior to admission to the Annual Meeting.
Voting by Proxy
Whether or not you attend the annual meeting in person, please submit a proxy as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card. No postage is necessary if mailed in the United States. Any person giving a proxy has the power to revoke it at any time, and stockholders who are present at the meeting may withdraw their proxies and vote in person.

By Order of the Board of Directors,

RALPH A. FORD

Senior Vice President, General Counsel and Secretary

This proxy statement and accompanying proxy card are being distributed on or about April 19, 2004.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:
Why am I receiving these materials?

A:
The Board of Directors (the "Board") of SIRVA, Inc. ("SIRVA") is providing these proxy materials for you in connection with SIRVA's annual meeting of stockholders, which will take place on May 27, 2004. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q:
What information is contained in these materials?

A:
The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, and certain other required information. A proxy card and return envelope are also enclosed.

Q:
What proposals will be voted on at the annual meeting?

A:
There are two proposals scheduled to be voted on at the annual meeting:

  •
  the election of three Class I directors; and

  •
  the ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as SIRVA's independent auditors for fiscal year 2004.

Q:
What is SIRVA's voting recommendation?

A:
SIRVA's Board recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" the ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as SIRVA's independent auditors for fiscal year 2004.

Q:
What shares owned by me can be voted?

A:
Each share of SIRVA's common stock outstanding as of the close of business on April 1, 2004 (the "Record Date"), is entitled to one vote at the annual meeting. On the Record Date, SIRVA had 70,446,152 shares of common stock issued and outstanding. All shares owned by you as of the close of business on the Record Date may be voted by you. You may cast one vote per share of common stock that you held on the Record Date. These shares include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Most stockholders of SIRVA hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholder of Record

  If your shares are registered directly in your name with SIRVA's transfer agent, Mellon Investor Services LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by SIRVA. As the stockholder of record, you have the right to grant your voting proxy directly to SIRVA or to vote in person at the annual meeting. SIRVA has enclosed a proxy card for you to use. You may also vote by Internet or by telephone as described below under "How can I vote my shares without attending the annual meeting?"

  Beneficial Owner

  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares. You may also vote by Internet or by telephone as described below under "How can I vote my shares without attending the annual meeting?"

Q:
How can I vote my shares in person at the annual meeting?

A:
Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, SIRVA recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:
How can I vote my shares without attending the annual meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting by Internet, telephone or completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope.

  Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you vote your proxy by Internet or by telephone, you do not need to mail back your proxy card. If you are located outside of the United States, the delivery of your proxy must be via the Internet or mail.

  VOTE BY INTERNET—http://www.eproxy.com/sir

  Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. Internet voting is available through 11:59 PM Eastern Daylight Time on May 26, 2004 (the day prior to annual meeting day).

  VOTE BY PHONE—1-800-435-6710

  Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. Telephone voting is available through 11:59 PM Eastern Daylight Time on May 26, 2004 (the day prior to annual meeting day).

  VOTE BY MAIL

  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to SIRVA, Inc., c/o Mellon Investor Services LLC, PO Box 3500, South Hackensack, NJ 07606-3500.

Q:
Can I revoke my proxy or change my vote?

A:
You may change your proxy instructions at any time prior to the vote at the annual meeting. Holders of record may accomplish this by timely entering a new vote by Internet or telephone or by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions) or by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

  Beneficial owners should contact the broker, bank or other nominee to obtain instructions about how to revoke your proxy, or to obtain a "legal proxy" which will permit you to attend the annual meeting and vote in person.

Q:
How are votes counted?

A:
In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the ratification of PricewaterhouseCoopers LLP you may vote "FOR", "AGAINST" or "ABSTAIN". "ABSTAIN" has the same effect as a vote "AGAINST". If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:
What is the voting requirement to approve each of the proposals?

A:
In the election for directors, the three persons receiving the highest number of "FOR" votes will be elected. The auditors proposal requires the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described in the following "What is the quorum requirement for the annual meeting?". In tabulating the voting result for any particular proposal, shares, which constitute broker non-votes, are not considered entitled to vote.

Q:
What is the quorum requirement for the annual meeting?

A:
The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the annual meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:
Who will count the vote?

A:
A representative of Mellon Investor Services, LLC will tabulate the votes and act as the inspector of election.

Q:
Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within SIRVA or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to SIRVA's management.

Q:
What does it mean if I receive more than one proxy or voting instruction card?

A:
It means your shares are registered differently or are in more than one account.

Q:
How can I obtain an admission ticket for the annual meeting?

A:
We are not requiring admission tickets this year.

Q:
Where can I find the voting results of the annual meeting?

A:
SIRVA will announce preliminary voting results at the annual meeting and publish final results in SIRVA's quarterly report on Form 10-Q for the second quarter of 2004.

Q:
What happens if additional proposals are presented at the annual meeting?

A:
Other than the two proposals described in this proxy statement, SIRVA does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, James W. Rogers, SIRVA's Chairman of the Board, and Ralph A. Ford, SIRVA's Senior Vice President, General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason any of SIRVA's nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:
Who will bear the cost of soliciting votes for the annual meeting?

A:
SIRVA will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by SIRVA's directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. In addition, SIRVA may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

Q:
May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?

A:
You may submit proposals for consideration at future annual stockholder meetings, including director nominations.

        Stockholder Proposals:    In order for a stockholder proposal to be considered for inclusion in SIRVA's proxy statement for next year's annual meeting, the written proposal must be received by SIRVA no later than December 20, 2004 and should contain such information as is required under SIRVA's Bylaws. Such proposals will need to comply with the regulations of the Securities and Exchange Commission (the "SEC") regarding the inclusion of stockholder proposals in SIRVA-sponsored proxy materials.

        SIRVA's Bylaws permit stockholders to nominate directors at a stockholder meeting. In order to make a director nomination at an annual stockholder meeting or to bring other business before the annual meeting, it is necessary that you notify SIRVA not fewer than 90 days nor more than 120 days before the first anniversary of the date of the preceding year's annual meeting (May 27, 2004). Thus, in order for any such nomination notice to be timely for next year's annual meeting, it must be received by SIRVA not earlier than January 27, 2005 and not later than February 26, 2005. In addition, the notice must meet all other requirements contained in SIRVA's Bylaws and include any other information required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

        Proposals should be addressed to: Secretary, SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559.

        Copy of Bylaw Provisions:    You may contact the SIRVA Corporate Secretary at SIRVA's corporate headquarters, SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559, for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Q:
How do I obtain a separate set of voting materials if I share an address with other stockholders?

A:
To reduce expenses, in some cases, we are delivering one set of voting materials to certain stockholders who share an address, unless otherwise requested by one or more of the stockholders. A separate proxy card is included in the voting materials for each of these stockholders. If you have only received one set, you may request separate copies of the voting materials at no additional cost to you by calling us at (630) 570-3000 or by writing to us at SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559, Attn: Shareholder Records. We will undertake to deliver such requested materials to you promptly. You may also contact us by calling or writing if you would like to receive separate voting materials for future annual meetings.

Q:
If I share an address with other stockholders of SIRVA, how can we get only one set of voting materials for future meetings?

A:
You may request that we send you and the other stockholders who share an address with you only one set of voting materials by calling us at (630) 570-3000 or by writing to us at: SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559, Attn: Shareholder Records.

Q:
Whom can I contact if I have other questions?

A:
You may call the SIRVA Investor Relations Department at (630) 570-3000 or by writing to us at: SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559, Attn: Investor Relations.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        SIRVA's Board is divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires.

        The terms for three directors will expire at this 2004 annual meeting. Votes cannot be cast and proxies cannot be voted other than for the three nominees named below. Directors elected at the 2004 annual meeting will hold office for a three-year term expiring at the annual meeting in 2007 (or until their respective successors are elected and qualified, or until their earlier death, resignation or removal). All of the nominees are currently directors of SIRVA. There are no family relationships among SIRVA's executive officers and directors.

        The Board expects that all of the nominees will be available to serve as directors. In the event that any nominee should become unavailable, however, the proxyholders, James W. Rogers and Ralph A. Ford, would vote for a nominee or nominees designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Nominees for Three-Year Terms That Will Expire in 2007

Kathleen J. Affeldt Age 55	Ms. Affeldt became a director of SIRVA in August 2002 and currently serves as chair of the Board's Compensation Committee. Ms. Affeldt retired from Lexmark International in February 2003 where she had been Vice President of Human Resources since July 1996. She joined Lexmark when it became an independent company in 1991 as the Director of Human Resources. Ms. Affeldt began her career at IBM in 1969, specializing in sales of supply chain systems. She later held a number of human resources management positions.
Richard J. Schnall Age 34	Mr. Schnall became a director of SIRVA in March 2002. Mr. Schnall is a principal of Clayton, Dubilier & Rice, Inc. Prior to joining Clayton, Dubilier & Rice, Inc. in 1996, he worked in the Investment Banking division of Donaldson, Lufkin & Jenrette, Inc. and Smith Barney & Co. Mr. Schnall is a limited partner of CD&R Associates V Limited Partnership and CD&R Associates VI Limited Partnership, and a director and stockholder of CD&R Investment Associates II, Inc. and CD&R Investment Associates VI, Inc. He serves as a director of Global Decisions LLC and Brake Bros plc. Mr. Schnall is a graduate of the Wharton School of Business and Harvard Business School.
Carl T. Stocker Age 60	Mr. Stocker became a director of SIRVA in May 2000 and currently serves as the chair of the Board's Audit Committee. Since 1996, Mr. Stocker has owned and managed his own acquisition, investment and consulting company, CTS Enterprises, LLC. Prior to that time, he served as the chief financial executive of General Electric's Industrial Systems business from 1990 to 1996 and the chief information executive from 1992 to 1996. He was also a member of General Electric's Corporate Finance and Information Technology Councils during these same periods, and served as a senior integration leader for the Space Systems Division created by General Electric's acquisition of RCA. Mr. Stocker graduated from Wright State University in 1970 after serving with the U.S. Army.

SIRVA's Board recommends a vote FOR the election to the Board of each of the foregoing nominees.

SIRVA's directors listed below whose terms are not expiring this year will continue in office for the remainder of their terms. Information regarding the business experience of each such director is provided below.

Directors Whose Terms Will Expire in 2005

Brian P. Kelley Age 43
Mr. Kelley became SIRVA's President and Chief Executive Officer, and a director, in August 2002. From November 2001 until he joined our company, Mr. Kelley served as President of the Lincoln Mercury business of Ford Motor Company. Prior to joining Ford, where he also was a Vice President of Global Consumer Services from 1999 to 2001, Mr. Kelley was a senior executive for General Electric Company from 1994 to 1999. Mr. Kelley began his career at Procter & Gamble in 1983, where he was ultimately responsible for some of the company's most recognized brand names. Mr. Kelley received a Bachelor of Arts in economics from The College of Holy Cross.
General Sir Jeremy Mackenzie Age 63

Sir Jeremy Mackenzie became a director of SIRVA in June 2003 and currently serves as the chair of the Board's Nominating and Governance Committee. Sir Jeremy spent a long, decorated career in the British Army, and is currently the Governor of the Royal Hospital Chelsea and U.K. advisor to the governments of Slovenia and Bulgaria, and for the Department of International Development, to Uganda. He has commanded at every level of command in the U.K. Army, from Platoon to Corps, and was promoted to full General in 1994 in the post of Deputy Supreme Allied Commander Europe with special responsibility for the Partnership for Peace Program involving 27 countries in Central and Eastern Europe and the building of forces for the NATO operations in Bosnia and Kosovo. He was Commandant of the British Army Staff College Camberley, and has an in-service Fellowship from Kings College London University. As Commander of the 1st British Corps he was Knighted (KCB), and subsequently commanded NATO's Allied Command Europe Rapid Reaction Corps as its first Commander. He was made Knight Grand Cross of the Order of the Bath (GCB) in 1999, having previously been awarded the U.S. Legion of Merit twice (1997, 1999), and Officer of the Order of the British Empire. He holds the Czech Republic Cross of Merit First Class, the Officers Cross of the Order of Merit of the Republic of Hungary, the Order of the Madara Horseman first Class of Bulgaria, and the Officers' Gold Medal of Merit from Slovenia. He was aide-de-camp to Her Majesty Queen Elizabeth II from 1992 to 1996. Sir Jeremy was educated at The Royal Military Academy Sandhurst and commissioned into the Queen's Own Highlanders in July 1961.

Edward H. Orzetti Age 38
Mr. Orzetti became a director of SIRVA in August 2002. Mr. Orzetti is President of Textron Fluid & Power, one of Textron, Inc.'s Industrial business segments. Before assuming his current position in June 2003, he had been Vice President Enterprise Excellence since joining Textron in October 2000. Mr. Orzetti spent from 1995 to 2000 in various positions at General Electric, where he most recently served as general manager, supply chain management for GE Supply in 2000. While at GE, Mr. Orzetti also directed its central European sourcing operations in the Czech Republic. Prior to joining GE, Mr. Orzetti worked for Booz-Allen & Hamilton as a senior associate in their operations management group from 1993 to 1995 and for Johnson & Johnson as a manufacturing supervisor from 1990 to 1992. Mr. Orzetti also served for several years as an officer and helicopter pilot in the U.S. Army. Mr. Orzetti holds a BS degree in mechanical engineering from the United States Military Academy at West Point, an MS in administration and human resource management from Central Michigan University and an MS in management, operations and strategy from the Sloan School of Management at the Massachusetts Institute of Technology.

Directors Whose Terms Will Expire in 2006

Robert J. Dellinger Age 43
Mr. Dellinger became a director of SIRVA in March 2003. Since June 2002, Mr. Dellinger has been Executive Vice President and Chief Financial Officer of Sprint Corporation, where he previously served as Executive Vice President—Finance from April 2002 to June 2002. Before joining Sprint, Mr. Dellinger had served as President and Chief Executive Officer of GE Frankona Re based in Munich, Germany with responsibility for the European operations of General Electric's Employers Reinsurance Corporation, a global reinsurer, from 2000 to 2002. From 2001 to 2002, he also served as President and Chief Executive Officer of General Electric's Employers Reinsurance Corporation's Property and Casualty Reinsurance business in Europe and Asia. From 1997 to 2000, he served as Executive Vice President and Chief Financial Officer of General Electric's Employers Reinsurance Corporation. Other positions Mr. Dellinger held at GE include Manager of Finance for GE Motors and Industrial Systems and Director of Finance and Business Development for GE Plastics Pacific based in Singapore. Mr. Dellinger graduated from Ohio Wesleyan University with a B.A. in economics and a minor in accounting. He is a director of Sprint Capital Corporation and Centel Capital Corporation, and a member of the Financial Executives Institute.

James W. Rogers Age 53
Mr. Rogers became a director of SIRVA in February 1999 and has served as the Chairman of the Board since November 1999. From April 2001 until August 2002, when Mr. Kelley joined our company, Mr. Rogers served as our President and Chief Executive Officer. Mr. Rogers is a principal of Clayton, Dubilier & Rice, Inc., a limited partner of CD&R Associates V Limited Partnership and CD&R Associates VI Limited Partnership, and a stockholder and director of CD&R Investment Associates II, Inc. and CD&R Investment Associates VI, Inc. Prior to joining Clayton, Dubilier & Rice, Inc. in 1998, Mr. Rogers was a Senior Vice President and a member of the Corporate Executive Council of General Electric Company. From 1995 to 1998, Mr. Rogers was President and Chief Executive Officer of GE Industrial Control Systems. Mr. Rogers is currently the Chairman of Brake Bros plc. Mr. Rogers has a Bachelor of Arts in economics from Rutgers College.
Irving B. Yoskowitz Age 58
Mr. Yoskowitz became a director of SIRVA in January 2004. Mr. Yoskowitz has been a senior partner of Global Technologies Partners, LLC since 1998 and senior counsel with the law firm of Crowell & Moring, LLP in Washington, DC since 2001. He was the general counsel of United Technologies Corp. from 1981 to 1998 and executive vice president from 1990 to 1998. During that time, Mr. Yoskowitz was United Technologies' lead negotiator for major domestic and international acquisitions, divestitures, and joint ventures. He also was a member of United Technologies' Management Executive Committee and oversaw at various times a number of United Technologies' departments, including Legal; Corporate Development; Environmental, Health and Safety; and Business Practices. Mr. Yoskowitz was also senior adviser to the law firm of Akin Gump Strauss Hauer & Feld from 2000 to 2001. He also is a director of Equant NV. A graduate of the City College of New York, Mr. Yoskowitz received his JD, magna cum laude, from Harvard Law School and served as an editor of the Harvard Law Review. He also attended the London School of Economics from 1971 to 1972 as a Knox Fellow from Harvard University.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP as SIRVA's independent auditors to audit its consolidated financial statements for the 2004 fiscal year. During the 2003 fiscal year, PricewaterhouseCoopers LLP served as SIRVA's independent auditors and also provided certain tax and other non-audit services. Although SIRVA is not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. If the stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment. Even if the stockholders ratify the selection, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of SIRVA and its stockholders.

        Representatives of PricewaterhouseCoopers LLP are expected to attend the annual meeting where they will be available to respond to questions and, if they desire, to make a statement.

SIRVA's Board recommends a vote FOR the ratification of the
Audit Committee's appointment of
PricewaterhouseCoopers LLP as SIRVA's independent auditors.

BOARD STRUCTURE AND CORPORATE GOVERNANCE PRINCIPLES

        The Board is divided into three classes serving staggered three-year terms. The Board has 9 directors and the following four standing committees: (1) Audit, (2) Compensation, (3) Nominating and Governance, and (4) Executive. The membership during 2003 and the function of each committee are described below. During 2003, the Board held 6 meetings and each director other than General Clark attended at least 75% of the aggregate of (1) the total number of meetings of the Board held during the period for which he or she has been a director and (2) the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served. General Clark attended 60% of the aggregate of such meetings.

Name of Director	Audit	Compensation	Nominating and Governance	Executive
Outside Directors:
Kathleen J. Affeldt(1)		*
Robert J. Dellinger(2)	X
General Sir Jeremy Mackenzie(3)		X	*
Edward H. Orzetti(4)	(X)	X
James W. Rogers(5)		(X)	X	*
Richard J. Schnall(6)	(X)		X	X
Carl T. Stocker(7)	*
Irving B. Yoskowitz(8)	X		X
Employee Directors:
Brian P. Kelley(9)				X
Former Directors:
Edmund M. Carpenter(10)	(X)	(X)
Wesley K. Clark(11)		(X)	(*)
Kenneth E. Homa(12)	(X)	(*)
Joan E. Ryan(13)	(X)
Number of Meetings in 2003	11	5	3	0

X = Committee member; * = Chair; (X) = Former Committee member; (*) = Former Committee chair

(1)
Ms. Affeldt has served as chair of the Compensation Committee since February 2003.

(2)
Mr. Dellinger has served as a member of the Audit Committee since he joined the Board in March 2003.

(3)
Sir Jeremy Mackenzie has served as a member of the Compensation Committee since he joined the Board in June 2003 and has served as chair of the Nominating and Governance Committee since October 2003.

(4)
Mr. Orzetti has served as a member of the Compensation Committee since September 2003 and served on the Audit Committee until February 2004.

(5)
Mr. Rogers resigned from the Compensation Committee in October 2003 and served as chair of the Executive Committee and as a member of the Nominating and Governance Committee throughout 2003.

(6)
Mr. Schnall has served as a member of the Nominating and Governance Committee since October 2003 and served on the Audit Committee until October 2003 and on the Executive Committee throughout 2003.

(7)
Mr. Stocker served as chair of the Audit Committee throughout 2003.

(8)
Mr. Yoskowitz has served on the Audit Committee and the Nominating and Governance Committee since he joined the Board in January 2004.

(9)
Mr. Kelley served as a member of the Executive Committee throughout 2003.

(10)
Mr. Carpenter served as a member of the Audit Committee and the Compensation Committee until he resigned from the Board in February 2003.

(11)
General Clark served as chair of the Nominating and Governance Committee and as a member of the Compensation Committee until he resigned from the Board in October 2003.

(12)
Mr. Homa served as chair of the Compensation Committee until February 2003 and as a member of the Audit Committee until he resigned from the Board in October 2003.

(13)
Ms. Ryan served as a member of the Audit Committee until she resigned from the Board in February 2003 to become our Senior Vice President and Chief Financial Officer.

Audit Committee

        The Audit Committee has responsibility for, among other things:

  •
  assisting the Board in monitoring:

  •
  the quality of SIRVA's financial reporting and other internal control processes,

  •
  the quality and integrity of SIRVA's financial statements,

  •
  the independent auditor's qualifications and independence,

  •
  the performance of SIRVA's internal audit function and independent auditors, and

  •
  SIRVA's compliance with legal and regulatory requirements and its code of conduct; and

  •
  preparing the report of the Audit Committee required to be included in SIRVA's annual proxy statement under the rules of the SEC.

        A copy of the current charter of the Audit Committee is included as Appendix A to this proxy.

Compensation Committee

        The Compensation Committee has responsibility for the compensation of our Chief Executive Officer and our other officers. Specifically, the committee:

  •
  reinforces and insures alignment to our general compensation philosophy and, in consultation with senior management, oversees the development and implementation of compensation programs;

  •
  in consultation with the Chairman of the Board (so long as the CEO is not the Chairman), reviews our CEO's compensation, the corporate goals and objectives relevant to that compensation, our CEO's performance in light of those goals and objectives, and makes recommendations to the Board with respect to our CEO's compensation levels based on this evaluation;

  •
  reviews and approves all compensation arrangements for our other officers, including base salary level, annual incentive opportunity, and long-term incentive opportunity level;

  •
  reviews and makes recommendations to the Board with respect to the Corporation's executive compensation plans, including incentive compensation plans and equity-based plans, and oversees the administration of these plans and discharges any responsibilities imposed on the committee by any of these plans; and

  •
  prepares the report on executive compensation required by the rules and regulations of the SEC.

Nominating and Governance Committee

        The Nominating and Governance Committee has responsibility for, among other things, assisting the Board by identifying individuals qualified and suitable to be nominated as members of the Board and its committees and by recommending the director nominees for each annual meeting of stockholders. It is also responsible for determining the appropriate Board size and committee structure, determining the compensation of our directors, including evaluating our director compensation plans, policies and programs and insuring overall alignment of directors compensation to the corporate compensation philosophy, and developing and reviewing corporate governance principles applicable to SIRVA.

        The committee will consider nominees recommended by stockholders provided that the recommendations are made in accordance with the procedures described in this proxy statement under "Questions and Answers About the Proxy Materials and the Annual Meeting." Stockholder's nominees that comply with these procedures will receive the same consideration that the committee's nominees receive.

        The committee evaluates whether the nominee's skills are complementary to the existing Board members' skills, and the Board's needs for operational, management, financial, international, technological or other expertise. The committee and SIRVA's Chief Executive Officer interview candidates that meet the criteria, and the committee selects nominees that best suit the Board's needs.

Executive Committee

        The Executive Committee meets or takes written action when the Board is not otherwise meeting. The committee has full authority to act on behalf of the Board, except that it cannot: take any action delegated to another Board committee; amend the certificate of incorporation; adopt an agreement of merger or consolidation or a certificate of ownership or merger; recommend to the stockholders the sale, lease or exchange of all or substantially all of SIRVA's property and assets; declare a dividend; authorize the issuance of stock; authorize the borrowing of funds, other than under existing facilities, that is material to SIRVA's capital structure; appoint or discharge the SIRVA's independent public accountants; authorize the annual operating plan, annual capital expenditure plan or strategic plan; abolish or usurp the authority of the Board; amend the Bylaws; or exercise any other powers which under the Delaware General Corporation Law may not be delegated to a committee.

Statement on Corporate Governance

        We have had formal corporate governance standards in place since December 2002. We have reviewed internally and with the Board the provisions of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act"), the rules of the SEC and the new corporate governance listing standards of the New York Stock Exchange ("NYSE") regarding corporate governance policies and processes and are in compliance with the rules and listing standards of the NYSE. We are considered a "controlled company" under applicable NYSE governance requirements because Clayton, Dubilier & Rice Fund V Limited Partnership and Clayton, Dubilier & Rice Fund VI Limited Partnership in the aggregate own a majority of our outstanding voting stock. As a controlled company, we are not required to comply with NYSE rules that require listed companies to have a majority of independent directors or nominating and corporate governance and compensation committees composed entirely of independent directors or to have written charters for such committees addressing specified matters. At such time as we are no longer a "controlled company," we will amend our committee charters and change the composition of our committees as necessary to ensure compliance with these NYSE requirements.

        SIRVA adopted the following standards for director independence in compliance with the NYSE corporate governance listing standards:

        1.     No director qualifies as "independent" unless the Board affirmatively determines that the director has no material relationship with SIRVA or any of its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with SIRVA or any of its subsidiaries);

        2.     A director who is an employee, or whose immediate family member is an executive officer of SIRVA or any of its subsidiaries is not independent until three years after the end of such employment relationship;

        3.     A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from SIRVA or any of its subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $100,000 per year in such compensation;

        4.     A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of SIRVA or any of its subsidiaries is not "independent" until three years after the end of the affiliation or the employment or auditing relationship;

        5.     A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of SIRVA's or any of its subsidiaries' present executives serve on that company's compensation committee is not "independent" until three years after the end of such service or the employment relationship; and

        6.     A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, SIRVA or any of its subsidiaries for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues, is not "independent" until three years after falling below such threshold.

        The Board has determined that each of Kathleen J. Affeldt, Robert J. Dellinger, General Sir Jeremy Mackenzie, Edward H. Orzetti, Carl T. Stocker, and Irving B. Yoskowitz are independent directors. Each of these directors meets the requirements of the NYSE listed above and has no other material relationships with SIRVA that the Board, after considering all relevant facts and circumstances, believes would interfere with the exercise of independent judgment in carrying out such director's responsibilities.

        The majority of SIRVA's directors, and each member of its Audit Committee and Compensation Committee, qualify as independent directors under the rules of the NYSE, and SIRVA has accordingly chosen not to take advantage of the NYSE's exemption for controlled companies from the requirements that a majority of its Board be composed of independent directors and that its Compensation Committee be composed entirely of independent directors. SIRVA has chosen to take advantage of the NYSE's exemption for controlled companies from the requirement that its Nominating and Governance Committee be composed entirely of independent directors.

        Each committee has adopted a written charter which, together with our standards of business conduct, can be accessed at www.sirva.com or by writing to us at SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559, Attention: Investor Relations. SIRVA's non-management directors meet at regularly scheduled executive sessions without management.

        Stockholders and other interested parties may communicate with the Board by writing to James W. Rogers, Chairman of the Board, c/o SIRVA General Counsel, 700 Oakmont Lane, Westmont, Illinois

60559. Inquiries will be reviewed by SIRVA's General Counsel and if they are relevant to, and consistent with, SIRVA's operations, policies and philosophies, they will be forwarded to Mr. Rogers. SIRVA encourages, but does not require, its board members to attend the annual stockholders meeting.

DIRECTOR COMPENSATION ARRANGEMENTS

        The following table provides information on SIRVA's compensation and reimbursement practices during the fiscal year ended December 31, 2003 for outside directors. Directors who are employed by SIRVA or Clayton Dubilier & Rice, Inc. do not receive any compensation for their Board activities.

COMPENSATION TABLE
FOR THE 2003 FISCAL YEAR

Annual Retainer Fee(1)	$40,000
Minimum Percentage of Annual Retainer Fee to be Paid in SIRVA Stock(2)	50%
Additional Retainer Fee for Committee Chairs(3)	$10,000

(1)
Ms. Affeldt, Mr. Orzetti and Mr. Stocker served throughout 2003. Messrs. Dellinger, Mackenzie and Yoskowitz joined our Board on March 13, 2003, June 12, 2003 and January 5, 2004, respectively, and each individual earned a pro rata portion of his annual retainer fee from such date. Ms. Ryan and Messrs. Carpenter and Clark resigned from our Board on February 17, 2003, October 7, 2003 and October 13, 2003, respectively, and each individual earned his or her annual retainer fee until such date.

(2)
During 2003, outside directors received their compensation pursuant to the SIRVA, Inc. Directors Compensation Plan, under which they received at least 50% of their annual retainer fee in our common stock and the balance in cash, as elected by each director. The stock grant and the cash payment were made quarterly in arrears. Outside directors may have elected to receive 50% or more of his or her total compensation in "deferred" shares and the balance in shares of our common stock, cash or both. These deferred shares represent our contractual promise to deliver our common stock when an outside director's service as a director has terminated.

(3)
The additional retainer for committee chairs is paid annually in arrears.

        Mr. Rogers has served as Chairman of the Board since November 1999. As an employee of Clayton, Dubilier & Rice, Inc. he receives no additional compensation for his Board membership.

        The SIRVA, Inc. Directors Compensation Plan under which compensation was paid to directors during 2003 was terminated by our Board effective December 31, 2003. Effective January 1, 2004, our Board established the SIRVA, Inc. Directors Compensation Policy under the SIRVA, Inc. Omnibus Stock Incentive Plan. Pursuant to this policy, the annual retainer fee will increase to $70,000, and each director will receive at least 50% of his or her compensation in deferred shares and the balance in cash, as elected by each director. In addition, the additional retainer fee for the chair of the Audit Committee will increase to $15,000.

MANAGEMENT

        The following table sets forth certain information with respect to our executive officers as of April 1, 2004.

Name	Age	Position
Brian P. Kelley	43	Director, President and Chief Executive Officer
Douglas E. Christensen	46	President, Transportation Solutions
John M. Dupuy	47	Senior Vice President, Specialized Transportation and Corporate Development
Ralph A. Ford	57	Senior Vice President, General Counsel and Secretary
Douglas V. Gathany	48	Vice President, Treasurer
Ann M. Harten	42	Senior Vice President, Chief Information Officer
Michael B. McMahon	40	President, Moving Services North America
David J. Nicol	44	President, Relocation Solutions Europe and Asia Pacific
Robert J. Rosing	44	President, Relocation North America
Joan E. Ryan	47	Senior Vice President, Chief Financial Officer
Todd W. Schorr	47	Senior Vice President, Human Resources
Dennis M. Thompson	44	Vice President, Corporate Controller
Lawrence A. Writt	46	President, Network Services

        Brian P. Kelley.    See previous description under "Directors Whose Terms will Expire in 2005."

        Douglas E. Christensen joined our company in February 2002 and has served as President, Transportation Solutions since June 2003. From 1980 to 2001, Mr. Christensen held a number of successive positions of increasing responsibility at USF Corporation, most recently as President and CEO of USF Worldwide Logistics, USF's logistics and freight forwarding businesses. Mr. Christensen received a Bachelor of Arts in economics from the University of Western Ontario and a Masters in Business in marketing and finance from York University in Canada.

        John M. Dupuy joined our company in January 2001 and has served as Senior Vice President, Specialized Transportation and Corporate Development since April 2004. Mr. Dupuy was our President, U.S. Moving and Specialized Transportation from June 2003 to April 2004; Senior Vice President, Operations and Business Development from January 2003 to April 2003, Senior Vice President, Corporate Initiatives from January 2002 to December 2002, and Senior Vice President Business Development from July 2001 to December 2001. Mr. Dupuy brings over 20 years of experience in transforming operations, formulating business strategy, and mergers and acquisitions. From 1996 until he joined our company, Mr. Dupuy was at Maytag serving in various positions including Vice President of Strategic Planning, General Manager Emerging Solutions and Chief Information Officer. Prior to 1996, Mr. Dupuy worked as a management consultant conducting strategic and operations improvement assignments for clients around the globe. Mr. Dupuy holds a Bachelor of Science degree in Industrial Engineering from Georgia Institute of Technology and an MBA from Southern Methodist University.

        Ralph A. Ford joined our company in 1999 and has served as Senior Vice President, General Counsel and Secretary since that time. Previously, Mr. Ford served 18 years in the General Electric legal department, most recently as General Counsel to GE Industrial Control Systems from 1992 to 1999. Prior to joining General Electric, Mr. Ford served as group counsel for Bell & Howell Company, as an attorney for E.I. duPont deNemours & Co. and an associate with Venable, Baetjer & Howard. Mr. Ford earned a Bachelor of Arts from Morgan State College and a Juris Doctor from Boston University Law School.

        Douglas V. Gathany joined our company in June 2001 and has served as Vice President, Treasurer since that time. Prior to joining our company, Mr. Gathany served in various positions with Montgomery Ward since 1979, including as Vice President-Treasurer from 1996 to 2001. He received a Masters of Business Administration in Finance from The University of Chicago and a B.A. from Colby College.

        Ann M. Harten became our Senior Vice President and Chief Information Officer in May 2003. Ms. Harten joined our company in July 2000 as Chief Information Officer for our Logistics business and most recently served as Chief Information Officer for our US operations. From 1987 to 2000, Ms. Harten held a variety of management and director level positions in sales, operations and information technology at Boise Cascade Office Products. Ms. Harten has a Bachelor of Science in Psychology from Indiana University of Pennsylvania.

        Michael B. McMahon joined our company in April 2004 and has served as President, Moving Services North America since that time. Prior to joining us, Mr. McMahon was General Manager, Product & Asset Management for GE Capital—Rail Services from June 2003 to March 2004 and its Chief Financial Officer from July 2001 to June 2003. He worked for GE Capital—Card Services as its Vice President, Finance—PLCC from 1999 to 2001 and Chief Financial Officer—Wards Credit from 1997 to 1999, and held various management and financial positions with GE Appliances from 1991 to 1997 and GE International from 1990 to 1991. Mr. McMahon also served as a licensed trader for Mellon Investment Bank from 1987 to 1988. Mr. McMahon received his Bachelor of Science in Finance from Pennsylvania State University.

        David J. Nicol joined our company in January 2004 and has served as President, Relocation Solutions Europe and Asia Pacific since that time. Mr. Nicol is employed by Pickfords Limited, based in the United Kingdom. Before joining us, Mr. Nicol was President and CEO of Berli Jucker Plc, a quoted affiliate of First Pacific, based in Bangkok from 1998 until 2002 and Executive Vice President & Chief Financial Officer from 1994 to 1998. Prior to that time, Mr. Nicol was Group Vice President, Finance for First Pacific Company Limited based in Hong Kong from 1992 to 1994, and its Deputy Financial Controller from 1991 to 1992. Mr. Nicol began his career with PricewaterhouseCoopers, working in their London, New York and Hong Kong offices from 1981 to 1991. Mr. Nicol received his Bachelor of Science (Hons) 1st Class in Management Sciences from Lancaster University and is a Chartered Accountant.

        Robert J. Rosing has served as President, Relocation North America since June 2003. Mr. Rosing brings more than 20 years of experience to our company, joining us after our May 2002 purchase of the relocation services business of Cooperative Resource Services. After joining Cooperative Resource Services in 1995, Mr. Rosing served as President of its Cooperative Mortgage Services and ProSource Properties subsidiaries and was also Senior Vice President of Operations for all of Cooperative Resource Services's Cleveland-based relocation services. Prior to joining Cooperative Resource Services, Mr. Rosing served as Executive Vice President and CFO for Holland Mortgage Corporation, where he managed all operations, finance, legal and human resource activities. Mr. Rosing earned a Bachelor of Science degree in Natural Sciences from Xavier University and a Masters degree in Business Administration—Finance from Cleveland State University.

        Joan E. Ryan joined our company in February 2003 and has served as Senior Vice President and Chief Financial Officer since that time. Prior to joining our company, Ms. Ryan served as a director of our company from June 2002 to February 2003 and Executive Vice President and Chief Financial Officer of Tellabs from February 2000 to February 2003. Prior to joining Tellabs, Ms. Ryan spent from 1998 to 2000 at Alliant Foodservice, most recently as Senior Vice President and Chief Financial Officer. Ms. Ryan served as Vice President of Finance and Chief Financial Officer of Ameritech Small Business Services from 1995 to 1998. Ms. Ryan began her career in 1978 with Price Waterhouse and Co. and held various leadership and management positions at Baxter Healthcare Corporation, Kewaunee Scientific Corporation and the Nutrasweet Company. Ms. Ryan is a director of Federal Signal Corporation. Ms. Ryan holds a bachelor's degree in accounting from the University of Illinois, Champaign-Urbana and is a Certified Public Accountant.

        Todd W. Schorr joined our company in June 2000 and has served as Senior Vice President, Human Resources since that time. Prior to joining our company, Mr. Schorr served in Cummins' Human Resources department for a total of twelve years, most recently as Group Director of International Human Resources with functional responsibility for operations in India, China, the United Kingdom, Korea, Japan, Brazil, Mexico, and Australia from 1998 to 2000. Mr. Schorr also served from 1988 to 1992 at Pepsi in the Human Resources department. Mr. Schorr holds a Bachelor of Science degree from Indiana University, and a Masters degree with specialization in Labor Relations and Labor Law from Indiana University.

        Dennis M. Thompson joined our company in 1986 and has served as Vice President, Corporate Controller since December 1999. Prior to joining us, he held various management positions with Schneider National from 1981 to 1986. Mr. Thompson received his Bachelor of Science degree in accounting and his Masters of Business Administration from Indiana University and is a Certified Public Accountant.

        Lawrence A. Writt has served as President, Network Services since June 2003. Since 1991, Mr. Writt has been President and Chief Executive Officer of Transguard Insurance Company of America, Inc. and Vanguard Insurance Agency, Inc., both wholly owned subsidiaries of Allied Van Lines. Mr. Writt joined Allied in 1979 and has held various management positions in the Company. Mr. Writt is also a director of both Transguard and Vanguard. Mr. Writt has a Bachelor of Science in economics and accounting from St. Joseph's College.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of April 1, 2004, concerning:

  •
  each stockholder known to SIRVA to beneficially own more than 5% of SIRVA's outstanding common stock,

  •
  beneficial ownership of SIRVA's outstanding common stock by each of our current directors,

  •
  beneficial ownership of SIRVA's outstanding common stock by each of our Named Executive Officers (as defined below), and

  •
  beneficial ownership of SIRVA's outstanding common stock by all of our directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Number	Percent
Clayton, Dubilier & Rice Fund V Limited Partnership(2)	27,697,466	39.32%
Clayton, Dubilier & Rice Fund VI Limited Partnership(3)	11,513,700	16.34%
Exel International Holdings (Netherlands 2) BV(4)	9,075,777	12.40%
Wellington Management Company, LLP(5)	4,226,400	6.00%
Name of Directors and Named Executive Officers(1)
Kathleen J. Affeldt(6)	25,944	*
Robert J. Dellinger	20,087	*
Brian P. Kelley(7)	355,040	*
Sir Jeremy Mackenzie(8)	2,518	*
Edward H. Orzetti(9)	25,947	*
James W. Rogers(10)(11)	454,776	*
Richard J. Schnall(11)	2,500	*
Carl T. Stocker	20,704	*
Irving B. Yoskowitz	4,000	*
Michael P. Fergus(12)	334,992	*
Ralph A. Ford(13)	272,307	*
Joan E. Ryan	133,880	*
Lawrence A. Writt(14)	122,742	*
All directors and executive officers as a group (22 persons)(15)	2,338,680	3.28%

*
Less than 1%.

(1)
The number of shares beneficially owned by each entity, director or executive officer is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, an entity or person is deemed a "beneficial owner" of a security if it, he or she has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. An entity or person is also deemed to be a beneficial owner of any securities which that entity or person has the right to acquire beneficial ownership of within 60 days of the record date, or May 31, 2004. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table.

(2)
CD&R Associates V Limited Partnership, a Cayman Islands exempted limited partnership, is the general partner of Clayton, Dubilier & Rice Fund V Limited Partnership and has the power to direct Clayton, Dubilier & Rice Fund V Limited Partnership as to the voting and disposition of shares held by Clayton, Dubilier & Rice Fund V Limited Partnership. CD&R Investment Associates II, Inc., a Cayman Island exempted company, is the managing general partner of CD&R Associates V Limited Partnership and has the power to direct CD&R Associates V Limited Partnership as to its direction of Clayton, Dubilier & Rice Fund V Limited Partnership's voting and disposition of the shares held by Clayton, Dubilier & Rice Fund V Limited Partnership. No person controls the voting and disposition of CD&R Investment Associates II, Inc. with respect to the shares owned by Clayton, Dubilier & Rice Fund V Limited Partnership. Each of CD&R Associates V Limited Partnership and CD&R Investment Associates II, Inc. expressly disclaims beneficial ownership of the shares owned by Clayton, Dubilier & Rice Fund V Limited Partnership. The business address for each of Clayton, Dubilier & Rice Fund V Limited Partnership, CD&R Associates V Limited Partnership and CD&R Investment Associates II, Inc. is 1403 Foulk Road, Suite 106, Wilmington, Delaware 19803.

(3)
CD&R Associates VI Limited Partnership, a Cayman Islands exempted limited partnership, is the general partner of Clayton, Dubilier & Rice Fund VI Limited Partnership and has the power to direct Clayton, Dubilier & Rice Fund VI Limited Partnership as to the voting and disposition of shares held by Clayton, Dubilier & Rice Fund VI Limited Partnership. CD&R Investment Associates VI, Inc., a Cayman Island exempted company, is the general partner of CD&R Associates VI Limited Partnership and has the power to direct CD&R Associates VI Limited Partnership as to its direction of Clayton, Dubilier & Rice Fund VI Limited Partnership's voting and disposition of the shares held by Clayton, Dubilier & Rice Fund VI Limited Partnership. No person controls the voting and disposition of CD&R Investment Associates VI, Inc. with respect to the shares owned by Clayton, Dubilier & Rice Fund VI Limited Partnership. Each of CD&R Associates VI Limited Partnership and CD&R Investment Associates VI, Inc. expressly disclaims beneficial ownership of the shares owned by Clayton, Dubilier & Rice Fund VI Limited Partnership. The business address for each of Clayton, Dubilier & Rice Fund VI Limited Partnership, CD&R Associates VI Limited Partnership and CD&R Investment Associates VI, Inc. is 1403 Foulk Road, Suite 106, Wilmington, Delaware 19803.

(4)
Includes 2,773,116 shares issuable to Exel International Holdings (Netherlands 2) BV upon exercise of the common stock warrant that it holds. The business address for Exel International Holdings (Netherlands 2) BV is Huygensweg 10, 5460 AC, Veghel, The Netherlands. The address and number of shares of SIRVA common stock beneficially owned by Exel is based on the Schedule 13G filed by Exel with the U.S. Securities and Exchange Commission on February 13, 2004.

(5)
The business address for Wellington Management Company, LLP ("WMC") is 75 State Street, Boston, Massachusetts 02109. The address and number of shares of SIRVA common stock beneficially owned by WMC is based on the Schedule 13G filed by WMC with the U.S. Securities and Exchange Commission on February 12, 2004.

(6)
Includes 8,763 deferred shares held pursuant to the SIRVA, Inc. Directors Compensation Plan.

(7)
Includes 133,140 shares issuable to Mr. Kelley upon exercise of options exercisable within 60 days.

(8)
Includes 1,453 deferred shares held pursuant to the SIRVA, Inc. Directors Compensation Plan.

(9)
Includes 8,814 deferred shares held pursuant to the SIRVA, Inc. Directors Compensation Plan.

(10)
Does not include 5,000 shares held by a family trust. Mr. Rogers expressly disclaims beneficial ownership of the shares owned by that family trust.

(11)
Does not include 27,697,466 shares owned by Clayton, Dubilier & Rice Fund V Limited Partnership or 11,513,700 shares owned by Clayton, Dubilier & Rice Fund VI Limited Partnership. Messrs. Rogers and Schnall may be deemed to share beneficial ownership of the shares owned of record by Clayton, Dubilier & Rice Fund V Limited Partnership by virtue of their status as stockholders of CD&R Investment Associates II, Inc., the managing general partner of CD&R Associates V Limited Partnership, and by Clayton, Dubilier & Rice Fund VI Limited Partnership by virtue of their status as stockholders of CD&R Investment Associates VI, Inc., the general partner of CD&R Associates VI Limited Partnership. However, each of Messrs. Rogers and Schnall expressly disclaims beneficial ownership of the shares owned by Clayton, Dubilier & Rice Fund V Limited Partnership and Clayton, Dubilier & Rice Fund VI Limited Partnership, respectively.

(12)
Includes 208,192 shares issuable to Mr. Fergus upon exercise of options exercisable within 60 days. Mr. Fergus was removed as an officer of SIRVA on March 1, 2004.

(13)
Includes 154,891 shares issuable to Mr. Ford upon exercise of options exercisable within 60 days.

(14)
Includes 65,714 shares issuable to Mr. Writt upon exercise of options exercisable within 60 days.

(15)
Includes 768,651 shares issuable upon exercise of options exercisable within 60 days, and 19,030 deferred shares held pursuant to the SIRVA, Inc. Directors Compensation Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires SIRVA's directors, executive officers and holders of more than 10% of SIRVA common stock to file reports with the SEC regarding their ownership and changes in ownership of SIRVA stock. SIRVA believes that during 2003, its officers, directors and 10% stockholders complied with all Section 16(a) filing requirements, with the following exception: one late report was filed by James W. Rogers in connection with his purchase of shares in December 2003. In making these statements, SIRVA has relied upon examination of the copies of Forms 3, 4 and 5 provided to SIRVA and the written representations of its directors and officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table describes the compensation paid to the Chief Executive and the four other most highly compensated executive officers serving on December 31, 2003 (together with the CEO, the "Named Executive Officers").

Long-term Compensation Awards
Name & Principal Position	Year	Salary		Bonus		Other Annual Compensation (4)		Securities Underlying Options	All Other Compensation (5)
Brian P. Kelley(1) Director, President and Chief Executive Officer	2003 2002	$ $	575,000 210,096	$ $	341,285 234,726	$ $	42,282 21,702	150,000 665,700	$ $	97,792 12,965
Joan E. Ryan(2) Senior Vice President and Chief Financial Officer	2003 2002	$ $	320,137 21,978		$207,573 —		$26,893 —	302,029 —		$4,255 —
Lawrence A. Writt President, Network Services	2003 2002	$ $	225,000 214,477	$ $	141,331 159,062	$ $	41,215 24,547	76,700 —	$ $	7,117 624
Michael P. Fergus(3) President, Moving Services	2003 2002	$ $	299,988 299,988	$ $	85,424 146,244	$ $	37,265 47,861	— —	$ $	14,387 10,420
Ralph A. Ford Senior Vice President, General Counsel and Secretary	2003 2002	$ $	238,500 238,500	$ $	106,170 112,601	$ $	33,131 37,741	30,000 —	$ $	5,070 1,754

(1)
Mr. Kelley became our President and Chief Executive Officer, and a director, in August 2002.

(2)
Ms. Ryan became Senior Vice President and Chief Financial Officer in February 2003. From June 2002 until February 2003, Ms. Ryan served as a director of our company. For 2003 and 2002, Ms. Ryan's salary includes deferred compensation of $5,714 and $20,659, respectively, which was earned in respect of her service as a director under the SIRVA, Inc. Directors Compensation Plan. In addition, Ms. Ryan's salary for 2002 includes $1,319, which represents the value of her directors' compensation that was paid in shares of SIRVA common stock during April 2002 under the SIRVA, Inc. Directors Compensation Plan. In connection with Ms. Ryan's resignation as a director and in accordance with the SIRVA, Inc. Directors Compensation Plan, she received 5,072 shares of SIRVA common stock in respect of her deferred compensation during January 2004.

(3)
Mr. Fergus was removed as an officer of SIRVA on March 1, 2004. See "Employment Agreements—Michael P. Fergus."

(4)
SIRVA provides certain perquisites to Messrs. Kelley, Fergus and Ford and Ms. Ryan, each case in an amount less than the amount required to be individually disclosed. Amounts in this column for Mr. Writt include a car allowance, financial planning, and health insurance premiums. Additionally, for 2003, Messrs. Kelley, Writt, Fergus and Ford, and Ms. Ryan received $3,443, $5,699, $3,018, $3,797, and $728, respectively, to reimburse such individuals for income taxes paid in connection with the receipt of such perquisites. For 2002, Messrs. Kelley, Fergus and Ford received $1,515, $7,419 and $7,305, respectively, to reimburse such individuals for income taxes paid in connection with the receipt of such perquisites.

(5)
For 2003, SIRVA (i) contributed $14,315, $7,117, $14,387, $5,070, and $4,255 to its defined contribution plan on behalf of Messrs. Kelley, Writt, Fergus and Ford, and Ms. Ryan, respectively and (ii) paid relocation expenses of $77,477 for Mr. Kelley, taking into account the taxable nature of providing such a benefit.

Option Grants in the Last Fiscal Year

        The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 2003 to the Named Executive Officers.

		% of Total Options Granted to Employees in the fiscal year ended December 31, 2003				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted(1)
				Exercise Price ($/share)
					Expiration Date	5%($)(2)		10%($)(2)
Brian P. Kelley	150,000	6.62%		18.50	11/24/2010		$1,129,704		$2,632,690
Joan E. Ryan	257,029 45,000	11.35 1.99	% %	5.84 18.50	6/9/2013 11/24/2010	$ $	944,002 338,911	$ $	2,392,286 789,807
Lawrence A. Writt	45,000	1.99%		18.50	11/24/2010		$338,911		$789,807
Michael P. Fergus	—	—		—	—		—		—
Ralph A. Ford	30,000	1.32%		18.50	11/24/2010		$225,941		$526,538

(1)
All options were granted under the SIRVA, Inc. Omnibus Stock Incentive Plan, except for Ms. Ryan's grant of 257,029 options, which were granted under the SIRVA, Inc. Stock Incentive Plan. Options granted under our Omnibus Stock Incentive Plan generally become vested and exercisable in four equal installments beginning on the first anniversary of the grant date, subject to continued employment. Options granted under our Stock Incentive Plan generally become vested and exercisable in five equal installments beginning on the first anniversary of the grant date, subject to continued employment.

(2)
Potential realizable value is based on the assumed annual growth for each of the grants, shown over their option term. Actual gains, if any, on stock option exercises are dependent on the future value of the stock.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

        The following table shows aggregate exercises of options to purchase SIRVA's common stock in the fiscal year ended December 31, 2003 by the Named Executive Officers pursuant to the SIRVA, Inc. Stock Incentive Plan (which we terminated in connection with our initial public offering) and the SIRVA, Inc. Omnibus Stock Incentive Plan.

Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)
Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable
Exercisable/ Unexercisable
Brian P. Kelley	—	—	133,140/682,560	$2,005,156/$8,176,622
Joan E. Ryan	—	—	0/302,029	$0/$3,569,135
Lawrence A. Writt	—	—	65,714/109,192	$989,686/$970,564
Michael P. Fergus	—	—	208,192/108,808	$3,135,477/$1,638,703
Ralph A. Ford	—	—	154,891/97,009	$2,332,737/$1,040,389

(1)
"Value of Unexercised In-the-Money Options at Fiscal Year End" is the aggregate, calculated on a grant-by-grant basis, of the product of the number of unexercised options on December 31, 2003 multiplied by the difference between the exercise price for the grant and the closing price of a share of SIRVA common stock on December 31, 2003 ($19.54). The actual value, if any, that will be realized upon the exercise of an option will depend upon the difference between the exercise price of the option and the market price of the SIRVA common stock on the date that the option is exercised.

Equity Compensation Plan Information

        The following table sets forth information, as of the fiscal year ended December 31, 2003, concerning compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follow:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining for available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	5,873,872	$10.53	6,217,000
Equity compensation plans not approved by security holders	—	—	—
Total	5,873,872		6,217,000

Retirement Plans

        We sponsor the SIRVA, Inc. Employees Retirement Plan, a funded, non-contributory defined benefit pension plan covering eligible employees of our company in the United States. We also sponsor an excess benefit plan which is an unfunded, non-qualified plan that provides retirement benefits not otherwise provided under the retirement plan because of the benefit limitations imposed by Section 415 and 401(a)(17) of the Internal Revenue Code. The excess benefit plan ensures that an executive receives the total pension benefit to which he or she would otherwise be entitled, were it not for such Code limitations. Ralph A. Ford participated in these plans during fiscal year 2003. The pension plan and the excess benefit plan were frozen, effective December 31, 2002.

        The retirement plan provides each eligible employee with retirement benefits based principally on years of service with us, compensation rates over that time, and estimated primary Social Security benefits. The following table shows the estimated annual pension benefits payable to a covered participant at normal retirement age (65) under both the retirement plan and the excess benefit plan. These benefits are based on the final pay formula contained in the retirement plan that applies to all benefits and that accrue under both plans, which is discussed below.

Pension Plan Table

	Years of Service
Average Annual Compensation
	5	10	15	20	25
$200,000	$13,690	$27,379	$41,069	$54,758	$68,448
$225,000	$15,565	$31,129	$46,694	$62,258	$77,823
$250,000	$17,440	$34,879	$52,319	$69,758	$87,198
$275,000	$19,315	$38,629	$57,944	$77,258	$96,573
$300,000	$21,190	$42,379	$63,569	$84,758	$105,948
$400,000	$28,690	$57,379	$86,069	$114,758	$143,448
$600,000	$43,690	$87,379	$131,069	$174,758	$218,448
$800,000	$58,690	$117,379	$176,069	$234,758	$293,448
$1,000,000	$73,690	$147,379	$221,069	$294,758	$368,448
$1,200,000	$88,690	$177,379	$266,069	$354,758	$443,448

        Benefits available under the retirement plan and the excess benefit plan are subject to offset for Social Security benefits. Compensation taken into account under the plans is the average monthly compensation paid to a participant during the consecutive 60-month period over the most recent 120-month period that produces the highest average compensation. For this purpose, compensation includes the total of base salary and bonus.

        Benefits are payable in the form of straight life annuity or a joint and survivor annuity. As of December 31, 2003, Mr. Ford had accrued 3.5 years of credited service.

Employment Agreements

        Brian P. Kelley.    Effective August 19, 2002, Brian P. Kelley became our President and Chief Executive Officer pursuant to an at-will employment agreement dated June 28, 2002, which was amended and restated as of July 8, 2002. Mr. Kelley received an annual base salary of $575,000 in 2003 and participates in our management incentive plan (as described below), with a maximum annual bonus opportunity of up to 100% of his base salary. The Board approved an increase in Mr. Kelley's annual base salary to $650,000 effective February 1, 2004. If Mr. Kelley's employment is terminated without cause, he will continue to receive his annual base salary and health benefits for one year (or, if earlier, until he obtains other employment). Upon such an involuntary termination within two years following a change of control, Mr. Kelley will instead receive a payment equal to twice his annual base salary, as well as a pro rated bonus for the year of termination (based on his maximum opportunity for such year).

        Joan E. Ryan.    Effective February 17, 2003, Joan E. Ryan became our Senior Vice President and Chief Financial Officer pursuant to an at-will employment agreement dated December 6, 2002. Ms. Ryan reports to Brian Kelley, our President and CEO, and receives an annual base salary of $375,000. Ms. Ryan also participates in our management incentive plan, with a maximum annual bonus opportunity of up to 80% of her base salary. For 2003, Ms. Ryan received a one-time signing bonus of $50,000. If Ms. Ryan's employment is terminated without cause, she will continue to receive her base salary and health benefits for one year (or, if earlier, until she obtains other employment). Ms. Ryan also is entitled to participate in all health, welfare and other benefits available to executives of our company, including a company car allowance and personal financial consulting.

        Michael P. Fergus.    We are also a party to an employment agreement with Michael P. Fergus, who served as President, Moving Services until March 1, 2004, when he was removed as an officer of SIRVA and the Company gave him the required notice under his employment agreement. Mr. Fergus remains an employee of SIRVA for this period, and we are currently negotiating the terms of Mr. Fergus' continued employment and relationship with the Company. While he remains an employee of SIRVA, Mr. Fergus continues to receive an annual base salary of $300,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investment Funds Managed by Clayton, Dubilier & Rice, Inc.

        Overview.    Clayton, Dubilier & Rice Fund V Limited Partnership and Clayton, Dubilier & Rice Fund VI Limited Partnership own 39.32% and 16.34% of our outstanding common stock, respectively. They are private investment funds managed by Clayton, Dubilier & Rice, Inc.

        The general partner of Clayton, Dubilier & Rice Fund V Limited Partnership is CD&R Associates V Limited Partnership, a Cayman Islands exempted limited partnership. The managing general partner of CD&R Associates V Limited Partnership is CD&R Investment Associates II, Inc., a Cayman Islands exempted company.

        The general partner of Clayton, Dubilier & Rice Fund VI Limited Partnership is CD&R Associates VI Limited Partnership, a Cayman Islands exempted limited partnership. CD&R Associates VI Limited Partnership has a general partner, CD&R Investment Associates VI, Inc., a Cayman Islands exempted company.

        Two of our directors, James W. Rogers and Richard J. Schnall, are principals of Clayton, Dubilier & Rice, Inc., limited partners of CD&R Associates V Limited Partnership and CD&R Associates VI Limited Partnership, and stockholders and directors of CD&R Investment Associates II, Inc. and CD&R Investment Associates VI, Inc.

        Clayton, Dubilier & Rice, Inc. is a private investment firm organized as a Delaware corporation. Clayton, Dubilier & Rice, Inc. is the manager of a series of investment funds, including Clayton, Dubilier & Rice Fund V Limited Partnership and Clayton, Dubilier & Rice Fund VI Limited Partnership. Clayton, Dubilier & Rice, Inc. generally assists in structuring, arranging financing for and negotiating the transactions with companies in which the funds it manages invest. After the consummation of such transactions, Clayton, Dubilier & Rice, Inc. generally provides management and financial consulting services to the companies. Such services include helping companies to establish effective banking, legal and other business relationships and assisting management in developing and implementing strategies for improving their operational, marketing and financial performance.

        Consulting Agreement.    SIRVA, North American Van Lines and Clayton, Dubilier & Rice, Inc. are parties to an Amended and Restated Consulting Agreement, dated as of January 1, 2001, pursuant to which Clayton, Dubilier & Rice, Inc. provides us with financial advisory and management consulting services. We pay Clayton, Dubilier & Rice, Inc. a management fee of $1.0 million annually, which we review on an annual basis.

        Indemnification Agreement.    SIRVA, North American Van Lines, Clayton, Dubilier & Rice, Inc. and Clayton, Dubilier & Rice Fund V Limited Partnership have entered into an Indemnification Agreement, dated as of March 30, 1998, pursuant to which we have agreed to indemnify Clayton, Dubilier & Rice, Inc., Clayton, Dubilier & Rice Fund V Limited Partnership, any other investment vehicle managed by Clayton, Dubilier & Rice, Inc., their respective directors, officers, partners, employees, agents and controlling persons, against certain liabilities arising under federal securities laws, liabilities arising out of the performance of the consulting agreement and certain other claims and liabilities.

        Corporate Governance Guidelines.    We have not adopted formal procedures to specifically protect the interests of our minority stockholders in relation to future transactions with our principal stockholders. However, our board of directors has adopted corporate governance guidelines, which require each director to avoid taking actions or having interests that might result in a conflict of interest with our interests. Each director is required to ethically handle all actual or apparent conflicts of interest between personal and professional relationships, including promptly informing the corporate secretary if such a conflict arises and recusing himself or herself from any discussion or decision affecting his or her personal interests. Accordingly, our directors who are employees of Clayton, Dubilier & Rice, Inc., will be required to recuse themselves from any discussion or decision regarding any transaction with our principal stockholders. These guidelines do not, by themselves, prohibit transactions with our principal stockholders.

Exel plc

        Overview.    On November 19, 1999, we purchased the Allied and Pickfords businesses from Exel plc pursuant to an Acquisition Agreement, dated as of September 14, 1999. In consideration for the acquisition, we paid Exel $418.1 million in cash and issued to Exel International Holdings (Netherlands 2) BV, formerly known as NFC International Holdings (Netherlands II), an affiliate of Exel, 5,546,263 shares of our common stock, representing approximately 20.0% of our then fully-diluted common stock, 24,500 shares of our junior exchangeable preferred stock, and a warrant to purchase 2,773,116 shares of our common stock. To finance a portion of the purchase price, we incurred a $40.0 million interim loan, a portion of which was repaid with the proceeds of a stock subscription by Exel International Holdings (Netherlands 2) BV. In addition, we entered into various arrangements with Exel to provide each other with various vehicle and real property services and leases or subleases of several pieces of real property. Following the initial public offering of SIRVA common stock in November of 2003, Exel International Holdings (Netherlands 2) BV held 9,075,777 shares of our common stock and warrants to purchase our common stock.

        Letter Agreement.    In connection with the issuance of 5,546,263 shares of our common stock to Exel International Holdings (Netherlands 2) BV pursuant to the acquisition agreement, we entered into a letter agreement with Exel which gives Exel the right, so long as it and any of its affiliates hold at least 10% of the outstanding shares of our capital stock determined as if all shares issuable under the warrant were issued and outstanding and held by Exel International Holdings (Netherlands 2) BV, to nominate one director to our Board of Directors.

        Warrant.    The warrant that we issued to Exel International Holdings (Netherlands 2) BV entitles the holder to purchase 2,773,116 shares of our common stock at an exercise price of $12.62 per share. The warrant expires on November 19, 2004 and contains customary anti-dilution protections.

        Other Services.    In connection with the acquisition of the Allied and Pickfords businesses, Exel and its affiliates agreed to provide certain vehicle and real property services to us. In addition, there are a number of properties in the United Kingdom which are used both for operations of the moving services businesses we acquired and also for operations of other businesses of Exel which Exel retained. Certain subsidiaries of Exel lease or sublease portions of those facilities, which we acquired in connection with the acquisition of the Allied and Pickfords businesses. Similarly, in the case of the shared sites which we acquired in connection with that acquisition, Pickfords Limited leases or subleases to certain Exel entities portions of those facilities for their use. The terms of these leasing and subleasing arrangements range from less than one year to up to fifteen years and are generally at market rents and conditions.

        Stock Subscription Agreement.    On December 1, 1999, Exel International Holdings (Netherlands 2) BV purchased 1,785,915 shares of our common stock for an aggregate purchase price of $8.0 million pursuant to a Stock Subscription Agreement, dated as of November 19, 1999. The stock subscription agreement imposes certain restrictions on the transfer of the shares of common stock purchased under that agreement. The proceeds of this stock subscription were used to repay a portion of the $40.0 million interim loan we incurred in connection with the acquisition of the Allied and Pickfords businesses.

Arrangements with Our Management

        Management Equity Offerings.    During 2003, we offered and sold shares of our common stock and granted options to purchase such shares to certain members of our management and the management of our subsidiaries pursuant to the SIRVA, Inc. Stock Incentive Plan and the SIRVA, Inc. Omnibus Stock Incentive Plan. As of December 31, 2003, 286 members of management collectively owned 2,061,235 shares of such stock and had been granted options to purchase 5,873,872 additional shares of such stock pursuant to these management equity offerings.

        Management Loans.    Certain members of our and our subsidiaries' management borrowed money from a third party lender to fund their investments in us. North American Van Lines guarantees loans in an aggregate principal amount of $1.3 million as of December 31, 2003, made by the third-party lender to 16 members of our and our subsidiaries' management, including one of our executive officers. North American Van Lines would become liable for such amounts in the event that a member of management fails to pay the principal and interest when due. These loans bear interest at the prime rate plus 1.0% and mature in July 2004, with the exception of the loan to one of our executive officers, Todd W. Schorr, which matures in May 2004. These loans include one loan made by the third-party lender and guaranteed by North American Van Lines to Todd W. Schorr. Mr. Schorr borrowed $159,750 to purchase 47,550 shares of our common stock. As of December 31, 2003, Mr. Schorr owed $161,788 to the third-party lender. The loan to our executive officer was made prior to the passage of the Sarbanes-Oxley Act. Subsequent to its passage, we adopted a policy prohibiting us and our subsidiaries from making loans to or guaranteeing loans of executive officers.

Registration and Participation Agreement

        Registration Rights.    Each holder of shares of our common stock and options to purchase shares of our common stock, including executive officers and key employees, are entitled to the following registration rights for the shares of common stock held by them or issuable upon exercise of options to purchase our common stock under a Registration and Participation Agreement, dated as of March 30, 1998, among SIRVA, Clayton, Dubilier & Rice Fund V Limited Partnership, and Exel plc, as amended:

    •
    holders constituting at least 20% of the total shares of these registrable securities may request that we use our best efforts to register such securities for public resale,

    •
    if we register any common stock at any time, either for our account or for the account of any stockholder, the holders of registrable securities are entitled to request that we use our best efforts to include the number of their shares of common stock, which in the opinion of the underwriters, can be sold, and

    •
    Exel has the right to make two demands that we register all of their registrable securities so long as it and its affiliate own at least 3,666,105 shares of our common stock.

        In most cases, we will bear all registration expenses (other than underwriting discounts), including the fees and expenses of counsel to the selling stockholders. Members of management generally do not have registration rights under the Registration and Participation Agreement for shares of our common stock issued upon exercise of options if we have registered such shares under the Securities Act of 1933, as amended (the "Securities Act").

        If we file a registration statement under the Securities Act with respect to a public offering of our common stock, no holders of our common stock prior to such registration are permitted to effect any public sale or distribution of any shares of such stock during the 20 days before and the 180 days after the effective date of the registration statement (other than as part of the public offering). The registration statement in connection with the initial public offering of our common stock was declared effective by the SEC on November 24, 2003. No holders of our common stock at the time such registration statement was declared effective are permitted to effect any public sale or distribution of any shares of such stock until May 23, 2004, the 181st day following November 24, 2003.

        Participation Rights.    Exel or an affiliate of Exel has the right to purchase, on a pro rata basis, additional shares of our common stock if Clayton, Dubilier & Rice Fund V Limited Partnership or any other investment vehicle managed by Clayton, Dubilier & Rice, Inc., including Clayton, Dubilier & Rice Fund VI Limited Partnership, subscribes for additional shares of our common stock.

Other Arrangements

        On July 1, 2002, we entered into a ten-year purchase commitment with Covansys Corporation and Affiliated Computer Services, Inc. to provide selected outsourcing services for our domestic information systems infrastructure, including data center operations and telecommunications and certain application software development. Covansys Corporation is a related party, as approximately 24.2% of its outstanding common stock is owned by Clayton, Dubilier & Rice Fund VI Limited Partnership. As of December 31, 2003, the remaining total purchase commitment was $159.0 million. We paid $3.0 million and $7.4 million to Covansys for the years ended December 31, 2002 and 2003, respectively.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        SIRVA's executive compensation program is administered by the compensation committee of the Board (the "Compensation Committee"). The Compensation Committee, which is composed solely of independent non-employee directors, is responsible for approving and reporting to the Board on all elements of compensation for the elected corporate officers. The Compensation Committee has prepared the following report on executive compensation for 2003.

Compensation Philosophy

        SIRVA's compensation philosophy is as follows:

  •
  Pay should be directly linked and highly differentiated based on the success of SIRVA, business segment, team and individual performance.

  •
  The design and administration of the compensation programs should be guided by, and supportive of, SIRVA's leadership traits and core values.

  •
  Compensation design should drive a performance-based culture, and programs should be targeted to incent superior performance.

Executive Compensation Practices

        In 2003, the Compensation Committee surveyed the executive compensation practices of fifteen companies involved in transportation and business services. The Compensation Committee's practice is to target direct compensation opportunities for SIRVA's executives at the median of total direct compensation of surveyed companies. As a result, actual realized compensation may reach the upper quartile of total direct compensation of surveyed companies for superior performance, and conversely, realized compensation may fall below median if performance targets are missed and/or total shareholder return lags that of surveyed companies. Total direct compensation includes base pay, short-term bonus and long-term incentives. Overall, individual performance is generally measured against the following factors, which may vary as required by business conditions or segments:

  •
  long-term strategic goals;

  •
  short-term business goals;

  •
  revenue, profit, and cash generation;

  •
  customer satisfaction;

  •
  new business creation;

  •
  total stockholder return;

  •
  the development of employees; and

  •
  fostering a high integrity, performance based culture consistent with the organization's traits and values.

        In setting the goals and measuring an executive's performance against those goals, SIRVA considers performance against internally established targets, performance relative to surveyed companies, and the general economic and market conditions under which SIRVA operates. Performance goals are weighted to reflect the relative importance of each metric.

Components of Executive Compensation

        The compensation program for executive officers consists of the following four components:

  •
  base salary;

  •
  short-term incentive;

  •
  long-term incentives; and

  •
  benefits.

Base Pay

        Base pay is baseline cash compensation and is determined by the competitive market and individual performance. Base pay for each executive officer is established annually based on an analysis of competitive market rates and an assessment of each executive's performance, importance to SIRVA and relative skill set.

Short-Term Incentives

        The SIRVA, Inc. Management Incentive Plan provides for cash and/or stock-based awards to be paid annually when specific performance targets are achieved. During 2003, the executive officers participated in the Management Incentive Plan. Actual bonuses paid to executive officers are based on earnings growth targets, cash generation targets, and strategic and leadership initiatives goals for each business.

Long-Term Incentives

        The long-term incentive program is designed to encourage creation of long-term value for our stockholders and equity ownership by our executives. During 2003, SIRVA made stock option grants to SIRVA's executive officers under the SIRVA, Inc. Stock Incentive Plan and under the SIRVA, Inc. Omnibus Stock Incentive Plan (the "Omnibus Plan") adopted in November 2003. Each grant allows the officer to acquire shares of SIRVA's common stock, generally subject to the completion of a specified vesting period, and continued employment with SIRVA. These shares may be acquired at a fixed price per share (the closing market price on the day before the grant date) over a ten-year period (for grants under the Stock Incentive Plan) or seven-year period (for grants under the Omnibus Plan). Actual awards to each executive, if any, are structured to reflect the historic and expected future performance of the executive, the importance of each position to SIRVA and difficulty of finding a suitable replacement, and the executive's potential.

Benefits

        The global benefits philosophy provides employees protection from catastrophic events and offers health and welfare benefits typical in the given country in which SIRVA operates. Where applicable, employees are responsible for managing benefit choices, balancing their own level of risk and return. During 2003, SIRVA offered medical and other benefits to its executives that are generally available to other SIRVA employees. SIRVA provides a limited number of perquisites to its executives, such as car and financial planning allowances.

Policy Regarding Compensation in Excess of $1 Million a Year

        Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid to SIRVA's Named Executive Officers. Certain compensation is specifically exempt from the deduction limit to the extent that it does not exceed $1 million during any fiscal year or is "performance based" as defined in section 162(m) of the Code. However, under a special rule that applies to corporations that become public through an initial public offering, this limitation generally will not apply to compensation that is paid pursuant to any of our compensation plans, programs, or policies, before the first meeting of our stockholders in 2007 at which directors will be elected. Because this special rule is applicable to SIRVA, SIRVA is not currently subject to the section 162(m) limitation.

Stock Ownership Guidelines

        SIRVA believes that stock ownership among senior management is an important means of aligning the interests of management with those of shareholders. Accordingly, SIRVA intends to develop a formal stock ownership program in which senior executives will be expected to acquire and accumulate significant levels of share ownership. This program is expected to be adopted during 2004 and will include minimum ownership targets and a requirement that executives retain in stock specified portions of any equity compensation gains attributable to the exercise of stock options.

Compensation for the Chief Executive Officer

        Brian P. Kelley has served as President and Chief Executive Officer since August 2002. In determining Mr. Kelley's salary and maximum annual and long-term incentive award opportunities, the Compensation Committee surveys the total direct compensation for chief executive officers of selected transportation and business services companies. During 2003, Mr. Kelley received a salary that was set at an annual rate of $575,000.

        In setting both the cash-based and equity-based elements of Mr. Kelley's compensation for 2003, the Compensation Committee made an overall assessment of Mr. Kelley's leadership in establishing SIRVA's long-term and short-term strategic, operational and business goals. Mr. Kelley's total compensation reflects a consideration of competitive forces, SIRVA's financial performance, and Mr. Kelley's individual contributions and performance. For 2003, Mr. Kelley's maximum annual bonus opportunity was up to 100% of his salary and he was paid an actual annual bonus of $438,682, which was determined based on performance versus earnings growth targets, cash generation targets, and strategic and leadership initiatives goals. During 2003, Mr. Kelley was awarded a nonqualified stock option that enables him to purchase 150,000 shares of SIRVA's common stock at the fair market value of the underlying shares on the date of grant. This option vests equally over 4 years and remains exercisable for a maximum period of 7 years.

Submitted by:

Compensation Committee

Kathleen J. Affeldt, Chairperson
Edward H. Orzetti
Sir Jeremy Mackenzie

        Compensation Committee Interlocks and Insider Participation.    SIRVA, North American Van Lines and Clayton, Dubilier & Rice, Inc. are parties to an Amended and Restated Consulting Agreement, dated as of January 1, 2001, pursuant to which Clayton, Dubilier & Rice, Inc. provides us with financial advisory and management consulting services. We pay Clayton, Dubilier & Rice, Inc. a management fee of $1.0 million annually, which we review on an annual basis.

        SIRVA, North American Van Lines, Clayton, Dubilier & Rice, Inc. and Clayton, Dubilier & Rice Fund V Limited Partnership have entered into an Indemnification Agreement, dated as of March 30, 1998, pursuant to which we have agreed to indemnify Clayton, Dubilier & Rice, Inc., Clayton, Dubilier & Rice Fund V Limited Partnership, any other investment vehicle managed by Clayton, Dubilier & Rice, Inc., their respective directors, officers, partners, employees, agents and controlling persons, against certain liabilities arising under federal securities laws, liabilities arising out of the performance of the consulting agreement and certain other claims and liabilities.

AUDIT COMMITTEE REPORT

        During fiscal year 2003, the Audit Committee of the Board reviewed the quality and integrity of SIRVA's financial reporting and other internal control processes, the quality and integrity of its financial statements, its compliance with legal and regulatory requirements and its code of conduct, the qualifications and independence of its independent auditors, the performance of its internal audit function and independent auditors and other significant financial matters. Each of the Audit Committee members satisfies the definition of independent director as established in the NYSE corporate governance listing standards. During the year, in accordance with section 407 of the Sarbanes-Oxley Act of 2002, SIRVA identified Carl Stocker and Robert J. Dellinger as the Audit Committee's "Financial Experts". SIRVA operates with a January 1 to December 31 fiscal year. The Audit Committee met eleven times, including telephone meetings, during the 2003 fiscal year.

        The Board adopted a written charter for the Audit Committee in 2002, which was subsequently amended and restated on November 24, 2003. The Committee operated under those charters during the 2003 fiscal year. The Audit Committee has reviewed the relevant requirements of the Sarbanes-Oxley Act, the revised rules of the SEC, the new corporate governance listing standards of the NYSE regarding audit committee policies, and the Committee's charter with respect to these requirements.

        The Audit Committee intends to further amend its charter, if necessary, as the rules and standards evolve to reflect any additional requirements or changes. You can access the latest charter at www.SIRVA.com or by writing to us at SIRVA, Inc., 700 Oakmont Lane, Westmont, Illinois 60559, Attention: Investor Relations. A copy of the current charter is enclosed as Appendix A to this proxy.

        The Audit Committee has reviewed SIRVA's audited consolidated financial statements and discussed such statements with management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, SIRVA's independent auditors during the 2003 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee also received from management the CEO/CFO financial reporting and disclosure certifications required by the Sarbanes-Oxley Act and SEC rules relating thereto and has reviewed and discussed with management the processes in place to provide such certifications.

        The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP its independence from SIRVA. Based on the review and discussions noted above, the Audit Committee recommended to the Board that PricewaterhouseCoopers LLP be retained in its current role as SIRVA's external auditor and that SIRVA's audited consolidated financial statements be included in SIRVA's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and be filed with the SEC.

Submitted by:
Audit Committee
Carl T. Stocker, Chairperson
Robert J. Dellinger
Irving B. Yoskowitz

Fees Paid to PricewaterhouseCoopers LLP

        The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP for audit services rendered in connection with the consolidated financial statements and reports for each of the fiscal years 2003 and 2002 and for other services rendered during each of the fiscal years 2003 and 2002 on behalf of SIRVA and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services which have been billed to SIRVA:

	Fiscal 2003	% of Total	Fiscal 2002	% of Total
Fee Category:	(Dollars in thousands)
Audit Fees	$3,054.6	61.3%	$1,434.9	36.0%
Audit-Related Fees	1,063.7	21.3%	1,958.8	49.1%
Tax Fees:
Tax compliance/preparation	143.0	2.9%	153.3	3.8%
Other tax services	627.0	12.6%	169.7	4.3%

Total Tax Fees	770.0	15.5%	323.0	8.1%
All Other Fees	96.9	1.9%	272.0	6.8%

Total Fees	$4,985.2	100.0%	$3,988.7	100.0%

        Audit Fees:    Consists of fees billed for professional services rendered for the audit of SIRVA's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. Audit fees for the fiscal year 2003 include $1.48 million for assistance rendered in connection with SIRVA's initial public offering, including the related comfort letter and consents.

        Audit-Related Fees:    Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of SIRVA's consolidated financial statements and are not reported under "Audit Fees". These services include employee benefit plan audits, accounting consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

        Tax Fees:    Consists of tax compliance/preparation and other tax services. Tax compliance/preparation consists of fees billed for professional services related to federal, state and international tax compliance, assistance with tax audits and appeals, assistance with customs and duties audits, expatriate tax services, and assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation. Other tax services consist of fees billed for other miscellaneous tax consulting and planning and for individual income tax preparation.

        All Other Fees:    Consists of fees for all other services other than those reported above. These services include benchmarking surveys and specialized consulting. SIRVA's intent is to minimize services in this category. In making its recommendation to ratify the appointment of PricewaterhouseCoopers LLP as SIRVA's independent auditors for the fiscal year ending December 31, 2004, the Audit Committee has considered whether services other than audit and audit-related provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        Since December 12, 2002, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting. Prior to December 12, 2002, SIRVA did not have a pre-approval process.

Incorporation by Reference

        The Report of the Compensation Committee of the Board on Executive Compensation and the Audit Committee Report (including reference to the independence of the Audit Committee members) above and the following Stock Price Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any prior or future filings made by SIRVA under the Securities Act or the Exchange Act, except to the extent that SIRVA specifically incorporates such information by reference.

STOCK PRICE PERFORMANCE GRAPH

        The graph below shows the six-week cumulative total stockholder return assuming the investment of $100 (and the reinvestment of any dividends thereafter) on November 25, 2003, the first trading day of SIRVA's common stock, in each of SIRVA's common stock, the S&P 500 Index, and a peer group, based on Dow Jones Transportation Index. SIRVA's stock price performance shown in the following graph is not indicative of future stock price performance.

Comparison of 6-weeks (11/25/03 to 12/31/03) Cumulative Total Return Among
SIRVA, The S&P 500 Index, and The Dow Jones Transportation Index

        YOU MAY RECEIVE A COPY OF SIRVA'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 WITHOUT CHARGE BY SENDING A WRITTEN REQUEST TO SIRVA, INC., 700 OAKMONT LANE, WESTMONT, ILLINOIS 60559, ATTN: INVESTOR RELATIONS.

By Order of the Board

/s/  RALPH A. FORD

Senior Vice President, General Counsel and Secretary

Dated: April 19, 2004

Appendix A

SIRVA, Inc. (the "Corporation")

Amended and Restated Audit Committee Charter

As adopted by the Board of Directors
November 24, 2003

        This amended and restated charter ("Charter") sets forth the purpose, composition, operations, responsibilities, duties and powers of the Audit Committee (the "Committee") of the board of directors (the "Board") of the Corporation.

        A.    Purpose.    The Committee is appointed by the Board (a) to assist the Board in monitoring (1) the quality of the Corporation's financial reporting and other internal control processes, (2) the quality and integrity of the Corporation's financial statements, (3) the independent auditor's qualifications and independence, (4) the performance of the Corporation's internal audit function and independent auditors, (5) the compliance by the Corporation with legal and regulatory requirements and its code of conduct; and (b) to prepare the report of the Committee required to be included in the Corporation's annual proxy statement under the rules of the U.S. Securities and Exchange Commission (the "SEC").

        B.    Committee Membership.    The Committee shall consist of at least three members. The initial members of the Committee shall be appointed by the Board. Thereafter, nominees to fill vacancies in the Committee shall be recommended by the Nominating and Corporate Governance Committee of the Board and appointed by the Board. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

        Each member of the Committee shall satisfy the independence requirements relating to directors and audit committee members (a) of the New York Stock Exchange and (b) under Section 10A(m) of the Securities Exchange Act of 1934 (the "Exchange Act") and any related rules and exemptions promulgated thereunder by the SEC.

        No director may serve as a member of the Committee if such director serves on the audit committee of the Corporation and more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

        Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall qualify as an audit committee financial expert, as such term is defined by the SEC in Item 401 of Regulation S-K.

        C.    Operations.    The Board shall designate one member of the Committee as its chairperson. The affirmative vote of a majority of the members of the Committee is necessary for the adoption of any resolution. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

        The Committee may create one or more subcommittees of members of the Committee and may delegate, in its discretion, all or a portion of its duties and responsibilities to such subcommittees. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals of audit and non-audit services pursuant to Section 10A(i)(3) of the Exchange Act and any related rules promulgated thereunder by the SEC, which pre-approvals shall be presented to the full Committee at the next scheduled meeting.

        The Committee shall have a regularly scheduled meeting at least once every fiscal quarter, at such times and places as shall be determined by the Committee chairperson, and may have such additional meetings as the Committee chairperson or a majority of the Committee's members deem necessary or desirable. The Committee may request (1) any officer or employee of the Corporation, (2) the Corporation's outside counsel or (3) the Corporation's independent auditor to attend any meeting (or portions thereof) of the Committee, or to meet with any members of or consultants to the Committee, and to provide such information as the Committee deems necessary or desirable.

        The Committee shall meet separately, at least once every fiscal quarter, with management, with the Corporation's internal auditors (or other personnel responsible for the Corporation's internal audit function) and with the independent auditor.

        D.    Committee Duties and Responsibilities.    The Committee's duties and responsibilities shall include the following and such other matters as may be delegated to the Committee by the Board from time to time:

        The Corporation's Relationship with the Independent Auditor

        (1)   The Committee shall have the sole and direct responsibility and authority for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, evaluation and oversight of the work of each independent auditor employed by the Corporation for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Corporation, and each such independent auditor shall report directly to the Committee. The Committee shall be responsible for resolving disagreements between management and each such independent auditor regarding financial reporting. The Committee shall have the responsibility and authority to approve, in advance of the provision thereof, all audit services and, subject to Section 10A(i) of the Exchange Act and rules promulgated thereunder, all non-audit services to be provided to the Corporation by any such independent auditor. The Committee shall have the sole authority to approve any compensation payable by the Corporation for any approved audit or non-audit services to any such independent auditor, including the fees, terms and conditions for the performance of such services.

        (2)   The Committee shall, at least annually, obtain a written report by the independent auditor describing, to the extent permitted under applicable auditing standards:

          (a)   the independent auditor's internal quality-control procedures;

          (b)   any material issues raised by the most recent quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues;

          (c)   all relationships between the independent auditor and the Corporation; and

          (d)   the independent auditor rotation policy and practices.

The Committee shall also review the foregoing report and the independent auditor's work throughout the year and evaluate the independent auditor's qualifications, performance and independence, including a review and evaluation of the lead partner on the independent auditor's engagement with the Corporation, and present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the independent auditor.

        (3)   The Committee shall, at least annually, discuss with the independent auditor, out of the presence of management if deemed appropriate:

          (a)   the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented, relating to the conduct of the audit;

          (b)   the audit process, including, without limitation, any problems or difficulties encountered in the course of the performance of the audit, including any restrictions on the independent auditor's activities or access to requested information imposed by management, and management's response thereto, and any significant disagreements with management; and

          (c)   the Corporation's internal controls and the responsibilities, budget and staffing of the Corporation's internal audit function, including any "management" or "internal control" letter issued or proposed to be issued by such auditor to the Corporation.

        (4)   The Committee shall establish policies for the Corporation's hiring of employees or former employees of the independent auditor.

        (5)   The Committee shall review, and discuss as appropriate with management, the internal auditors and the independent auditor, the report of the independent auditor required by Section 10A(k) of the Exchange Act.

        Financial Reporting and Disclosure Matters

        (6)   The Committee shall proactively solicit and review significant accounting, regulatory and other reporting issues and/or pronouncements and understand, with the assistance of independent auditors and the Corporation's financial management, their impact on the Corporation's financial statements.

        (7)   The Committee shall review and discuss with management and the independent auditor each of the following:

          (a)   the scope, planning and staffing of the annual audit, prior to the annual audit;

          (b)   the Corporation's Form 10-Ks and Form 10-Qs, including its annual audited financial statements, quarterly financial statements, the results of the independent auditor's reviews of the quarterly financial statements and the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

          (c)   any significant issues regarding accounting and auditing principles and practices and financial statement presentations, including all critical accounting policies and estimates, any significant changes in the Corporation's selection or application of accounting principles and any significant issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies;

          (d)   any analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

          (e)   the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements;

          (f)    any significant changes to the Corporation's auditing and accounting principles and practices suggested by the independent auditor, internal audit personnel or management; and

          (g)   management's internal control report prepared in accordance with rules promulgated by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act.

        (8)   The Committee shall recommend to the Board whether the annual audited financial statements should be included in the Corporation's Form 10-K.

        (9)   The Committee shall review and discuss with management the Corporation's practices regarding earnings press releases and the provision of financial information and earnings guidance by management to analysts and ratings agencies.

        (10) The Committee shall periodically review and discuss with management the Corporation's guidelines and policies with respect to the process by which the Corporation undertakes risk assessment and risk management, including discussion of the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

        (11) The Committee shall review and discuss with the CEO and CFO the procedures undertaken in connection with the CEO and CFO certifications for Form 10-Ks and Form 10-Qs, including their evaluation of the Corporation's disclosure controls and procedures and internal controls and periodically report to the full board.

        (12) The Committee shall annually obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act.

        Internal Controls

        (13) The Committee shall ensure that the Corporation's management assumes responsibilities for establishing and maintaining an adequate internal control structure and for evaluating and reporting on the effectiveness of those controls in a manner consistent with applicable legal and regulatory requirements.

        (14) The Committee shall evaluate whether the Corporation's management is setting the appropriate "tone at the top" by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities.

        (15) The Committee shall encourage the Corporation's management, internal auditors, and external auditors to keep the Committee informed as to any known occurrences of fraud, illegal acts and deficiencies and weaknesses in internal controls.

        (16) The Committee shall maintain a current understanding of whether internal control recommendations made by the internal and external auditors have been implemented by the Corporation's management.

        Internal Audit

        (17) The Committee shall review and approve the mission, objectives, audit plans and activities of the Corporation's internal audit function.

        (18) The Committee shall review the effectiveness of the Corporation's internal audit tools and processes in terms of risk monitoring, internal control review, and evaluation and enhancement or organization effectiveness.

        (19) The Committee shall review and approve the process for monitoring and reporting internal audit findings and corrective action progress to the Corporation's management and the Committee.

        (20) The Committee shall review the appointment and termination of senior internal audit personnel, all significant reports to management prepared by internal audit personnel, and management's responses thereto.

        Compliance and Other Matters

        (21) The Committee shall ensure that the Corporation's code of conduct is formalized in writing and that all employees are aware of its existence.

        (22) The Committee shall evaluate whether management is setting the appropriate "tone at the top" by communicating the importance of the code of conduct and the guidelines for acceptable business practices.

        (23) The Committee shall review the Corporation's program for monitoring compliance with the code of conduct.

        (24) The Committee shall establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding internal controls, financial reporting, accounting, or auditing matters, including the confidential, anonymous submission by employees of the Corporation of such concerns, including regarding questionable accounting or auditing matters, directly to the Committee.

        (25) The Committee shall review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation's financial statements or accounting policies.

        (26) The Committee shall review with the Corporation's general counsel any legal matters that may have a material impact on the financial statements or the compliance policies of the Corporation and its subsidiaries, and any material reports or inquiries received by the Corporation or any of its subsidiaries from regulators or governmental agencies.

        (27) The Committee shall exercise such other powers and perform such other duties and responsibilities as are incident to the purposes, duties and responsibilities of the Committee specified herein or as may from time to time be delegated by the Board.

        Reports to Board; Review of Committee Performance and Charter

        (28) The Committee shall report regularly to the Board and review with the Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the performance and independence of the Corporation's independent auditor, the performance of the Corporation's internal audit function, or the Corporation's compliance with legal and regulatory requirements.

        (29) The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance.

        (30) The Committee's reports to the Board may take the form of an oral report by the Committee chairperson or any other member of the Committee designated by the Committee to make such reports.

        E.    Committee Authority and Resources.    The Committee may, without further approval by the Board, obtain such advice and assistance, including, without limitation, the performance of special audits, reviews and other procedures, from internal or external legal, accounting or other advisors as the Committee determines to be necessary or advisable in connection with the discharge of its duties and responsibilities hereunder. Any accounting, legal or other advisor retained by the Committee may, but need not, be in the case of an outside accountant, the same accounting firm employed by the Corporation for the purpose of rendering or issuing an audit report on the Corporation's annual financial statements, or in the case of an outside legal or other advisor, otherwise engaged by the Corporation for any other purpose. The Corporation shall pay to the independent auditor employed by the Corporation for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and to any outside accounting, legal or other advisor retained by the Committee, such compensation as shall be approved by the Committee. The Corporation shall pay ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee's duties.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors Recommends a Vote "FOR"the listed nominees					The Board of Directors Recommends a Vote "FOR" the following proposal.					In their discretion the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
		For All	Withheld All	For All Except			FOR	AGAINST	ABSTAIN
1.	Election of Directors	☐	☐	☐	2.	The ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as SIRVA's independent auditors.	☐	☐	☐
Nominees: 01 Kathleen J. Affeldt 02 Richard J. Schnall 03 Carl T. Stocker										Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.
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										Dated:	, 2004

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Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

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If you are located outside of the United States,
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You can view the Annual Report and Proxy Statement
on the internet at www.sirva.com

SIRVA, INC.
Annual Meeting of Stockholders—May 27, 2004
This Proxy is solicited on behalf of the Board of Directors.

        The undersigned hereby appoints James W. Rogers and Ralph A. Ford, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of Common Stock of SIRVA, Inc. held of record by the undersigned on April 1, 2004, at the Annual Meeting of Stockholders to be held on Thursday, May 27, 2004, or any adjournment thereof.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

(Continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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2004 ANNUAL MEETING OF STOCKHOLDERS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
TABLE OF CONTENTS
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
SIRVA's Board recommends a vote FOR the election to the Board of each of the foregoing nominees.
PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT AUDITORS
BOARD STRUCTURE AND CORPORATE GOVERNANCE PRINCIPLES
DIRECTOR COMPENSATION ARRANGEMENTS
COMPENSATION TABLE FOR THE 2003 FISCAL YEAR
MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
STOCK PRICE PERFORMANCE GRAPH
Appendix A SIRVA, Inc. (the "Corporation") Amended and Restated Audit Committee Charter As adopted by the Board of Directors November 24, 2003
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.